WISDOMTREE TRUST

WisdomTree Strong Dollar Emerging Markets Equity Fund (EMSD)

(the “Fund”)

Supplement dated June 28, 2017

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”) for the Fund

Effective June 30, 2017 (“Effective Date”), WisdomTree Asset Management, Inc. has contractually agreed to waive its management fee for the Fund to 0.32% of the Fund’s average annual daily net assets through July 31, 2018. Accordingly, the following information supplements and should be read in conjunction with the Prospectuses and SAI for the Fund as of the Effective Date:

•	On page 45 of the Statutory Prospectus, the following information will supplement and supersede any contrary information contained in the section entitled “Fees and Expenses of the Fund”:

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Fee Waivers	(0.26)%[1]
Total Annual Fund Operating Expenses After Fee Waivers	0.32%[1]

1	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$160	$298	$701

•	On page 94 of the Statutory Prospectus under the section entitled “Management” and on page 33 of the SAI under the section entitled “Investment Adviser,” the following replaces the row applicable to the Fund, with a new footnote (7) inserted directly below footnote (6) to the table:

Strong Dollar Emerging Markets Equity Fund	0.58	%(7)

(7)	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.32% through July 31, 2018, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-065-0617